MERRIL LYNCH
DRAGON FUND, INC.









FUND LOGO









Quarterly Report

March 31, 1997




Officers and Directors
Arthur Zeikel, President and Director
Donald Cecil, Director
Edward H. Meyer, Director
Charles C. Reilly, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Donald C. Burke, Vice President
Kara W.Y. Tan Bhala, Vice President and
 Portfolio Manager
Gerald M. Richard, Treasurer
James W. Harshaw, Secretary

Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863



Investing in emerging market securities involves a number of risk factors and special considerations, including restrictions on foreign investments and on repatriation of capital invested in emerging markets, currency fluctuations, and potential price volatility and less liquidity of securities traded in emerging markets. In addition, there may be less publicly available information about the issuers of securities, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which US companies are subject. Therefore, the Fund is designed as a long-term investment for investors capable of assuming the risks of investing in emerging markets. The Fund should be considered as a vehicle for diversification and not as a complete investment program. Please refer to the prospectus for details.

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



Merrill Lynch
Dragon Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper

MERRILL LYNCH DRAGON FUND, INC.



Asset Allocation
Aa a Percentage* of
Net Assets as of
March 31, 1997


Map Depicting the Fund's Asset Allocation As a Percentage* of Net
Assets as of March 31, 1997

INDIA                  0.0%**
INDONESIA              7.9%
SINGAPORE              8.9%
MALAYSIA              17.5%
THAILAND               4.2%
CHINA                  4.2%
HONG KONG             46.1%
SOUTH KOREA            2.6%
PHILIPPINES            7.7%

[FN]
 *Total may not equal 100%.
**Holdings are less than 0.1%.




DEAR SHAREHOLDER



For the three-month period ended March 31, 1997, Merrill Lynch Dragon Fund, Inc.'s Class A, Class B, Class C and Class D Shares had total returns of -5.58%, -5.81%, -5.77% and -5.63%, respectively, in line with the -5.40% return for the unmanaged Morgan Stanley Capital International (MSCI) Combined Far East (Ex-Japan and Ex-Taiwan) Free Index. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information, including average annual total returns, can be found on pages 4--6 of this report to shareholders.)

Portfolio Matters
Many of the "dragon" countries are experiencing a recovery in their business cycles, which should lead to higher corporate earnings growth. Moreover, the long-term outlook for some countries, such as the People's Republic of China, Indonesia and the Philippines, is especially good, in our opinion, because they are still in the early stages of economic development. Furthermore, compared to the US stock market, valuations for many of the dragon stock markets are currently very attractive. As a result of these factors, we believe that the investment environment for many of the dragon stock markets has become positive, although problems do remain in some countries.

The Hong Kong stock market has been correcting in recent weeks because of the increase in US interest rates. However, local economic and corporate fundamentals remain strong. Residential property prices are likely to be supported by end-user demand outstripping supply for the next three years. Furthermore, there should be a continuing recovery in retail spending. We expect corporate earnings to be strong because of better results for property development companies and banks. The slow but steady economic recovery in The People's Republic of China has also contributed to the improving economic conditions in Hong Kong.

The selection of Tung Chee Hwa as the first Chief Executive of Hong Kong after the change in sovereignty has been well-received by investors. His reappointment of the current top civil servants and a competent cabinet has added to the positive sentiment.

In The People's Republic of China, the economy continues to recover at a slow but steady rate. Exports are showing a strong pick up, and bank credit is increasing, as is consumer spending growth. The Hong Kong, Shenzhen and Shanghai stock markets held up reasonably well after the death of Deng Xiao Ping. Political stability appears to be continuing in China with Jiang Zemin still ostensibly in control. The latest meeting of the National People's Congress stressed the importance of continuing economic reform. We do not expect changes in political leadership to take place immediately, but we will have to watch unfolding events carefully in the next few months. However, we believe that it is likely that the current government will be maintained. Good economic and corporate fundamentals support our overweighted position in China.

In Malaysia, the current account deficit continues to decline because of decreasing imports and the weakness of the yen (Malaysia is a large importer of Japanese capital equipment and components). Malaysia even posted a small current account surplus in January. However, we do not expect this trend to continue. The Malaysian government has been delaying the imports of large items, such as airplanes, in order to bring the current account deficit down. Eventually, the government will have to make these purchases. The business cycle in Malaysia has been extended despite increases in interest rates. Money supply growth is still strong because of rapid growth in lending and large amounts of spending by the government.

We believe that the stock market will be supported for the intermediate term by large flows of liquidity, primarily from local investors but also from foreign investors. The stock market is now fairly valued on a historical basis. Earnings growth is quite respectable and is forecast to be 15% for 1997. For these reasons, the Fund increased its exposure to Malaysia, although it is still underweighted relative to the MSCI Combined Far East (Ex-Japan and Ex-Taiwan) Free Index.

In Singapore, the economy appears to be recovering after last year's slowdown caused by the decline in electronic exports. We expect the recovery to be slow because the global electronics cycle is forecast to pick up only in the middle of this year. Further positive news is that the property sector has not had the severe correction many investors expected. Prices have only declined marginally because of government efforts to contain speculation. Although there are positive trends underway in Singapore, the Fund is currently underweighted there. With less-attractive corporate earnings growth and share price valuations relative to other dragon stock markets, we believe that Singapore will underperform in 1997.

The Philippine stock market is likely to be supported by strong corporate earnings growth in 1997. In addition, a declining inflation rate and increasing liquidity should lead to interest rate cuts this year. There is a small concern about the current account deficit, but we believe that the deficit is well funded by direct foreign investment which is flowing into the country in large amounts. The Philippine economy is still in the early stages of its economic development and, in our view, is capable of sustaining a high rate of growth for the next few years. Therefore, the Fund has a very overweighted position in the Philippines.

Our Philippine investments are heavily weighted in infrastructure-related and consumer stocks. The country needs a vast amount of infrastructure in order to support the rate of economic growth and investment into manufacturing. The rapid rate of economic growth has increased GDP per capita, and therefore has also increased the amount of disposable income for consumers.

The Indonesian economy is on the road to a strong recovery in 1997. With the tight monetary policy pursued by the central bank over the past year, the rate of inflation has been declining steadily. It appears that the central bank now has the ability to lower interest rates in the coming year. Liquidity in the system has increased significantly, and both local and foreign sentiment has turned increasingly bullish. Corporate earnings growth is likely to be in the 20%--25% range, and the valuation for the stock market is quite reasonable at 16 times estimated 1997 earnings. This valuation compares favorably with the other dragon stock markets, as well as to the US stock market. Accordingly, the Fund has increased its position in Indonesia.

We remain underweighted in Thailand. The Thai economy is undergoing a slowdown, which we do not expect to end soon. The government appears unable to stimulate the economy through lowering interest rates, since doing so would result in an outflow of funds and thereby destabilize the baht peg. Therefore, Thai interest rates remain high in order to support the baht, which is being threatened with devaluation by speculators. High interest rates have caused difficulties for the property sector, which is already suffering from a heavy oversupply of residential as well as commercial real estate. The interest rate environment has also eroded bank earnings.

We do not expect the Thai economy to improve until there is a pick up in exports and manufacturing. Domestic demand is unlikely to recover because of the high interest rates. Corporate earnings are likely to be poor in the first half of 1997, which will keep stock prices depressed. The Fund has only a 4.2% weighting in the Thai market.

The economic situation in South Korea is unlikely to improve in the medium term. As a result of a severe decline in semiconductor prices last year, the South Korean trade deficit has deteriorated sharply. The worsening terms of trade also has resulted in a considerable depreciation of the South Korean won. The bankruptcy of Hanbo Steel and related government corruption scandals have further shaken investor confidence. The Fund has a small position in South Korea at 2.6% of net assets. This underweighted position has been a positive factor in the Fund's performance.

In Conclusion
In the near term, dragon stock markets may react negatively to higher US interest rates and US stock market turbulence. However, we believe that the outlook remains positive for many of the dragon stock markets over the balance of 1997. In our view, current valuations are attractive, and many of the dragon economies are likely to experience a recovery in their business cycles. The economic recoveries should, in turn, lead to higher earnings growth and improving share prices.

We thank you for your investment in Merrill Lynch Dragon Fund, Inc., and we look forward to reviewing our outlook and strategy with you again in our next report to shareholders.

Sincerely,




(Arthur Zeikel)
Arthur Zeikel
President




(Kara Tan Bhala)
Kara Tan Bhala
Vice President and Portfolio Manager



April 25, 1997

PERFORMANCE DATA



About Fund
Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors, as detailed in the Fund's prospectus. If you were a Class A shareholder prior to October 21, 1994, your Class A Shares were redesignated to Class D Shares on October 21, 1994. However, in the case of certain eligible investors, the shares were simultaneously exchanged for Class A Shares.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Average Annual Total Return" tables as well as the total returns and cumulative total returns in the "Performance Summary" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Performance
Summary--
Class A Shares

                                    Net Asset Value       Capital Gains
Period Covered                   Beginning      Ending     Distributed    Dividends Paid*       % Change**
10/21/94--12/31/94                $17.43        $15.05        $0.241           $0.251            -10.82%
1995                               15.05         15.99          --              0.176            + 7.44
1996                               15.99         18.09         0.071             --              +13.59
1/1/97--3/31/97                    18.09         17.08          --               --              - 5.58
                                                              ------           ------
                                                        Total $0.312     Total $0.427

                                                           Cumulative total return as of 3/31/97: +2.77%**

 *Figures may include short-term capital gains distributions.
**Figures do not include sales charges; results would be lower if sales charge was included.


Performance
Summary--
Class B Shares

                                    Net Asset Value       Capital Gains
Period Covered                   Beginning      Ending     Distributed    Dividends Paid*       % Change**
5/29/92--12/31/92                 $10.00        $10.13          --             $0.020            + 1.50%
1993                               10.13         18.74        $0.006            0.103            +86.15
1994                               18.74         15.03         0.241            0.122            -17.86
1995                               15.03         15.98          --              0.025            + 6.49
1996                               15.98         17.89         0.071             --              +12.41
1/1/97--3/31/97                    17.89         16.85          --               --              - 5.81
                                                              ------           ------
                                                        Total $0.318     Total $0.270

                                                          Cumulative total return as of 3/31/97: +75.00%**

 *Figures may include short-term capital gains distributions.
**Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.

Performance
Summary--
Class C Shares

                                    Net Asset Value       Capital Gains
Period Covered                   Beginning      Ending     Distributed    Dividends Paid*       % Change**
10/21/94--12/31/94                $17.29        $14.92        $0.241           $0.229            -10.98%
1995                               14.92         15.79          --              0.091            + 6.46
1996                               15.79         17.68         0.071             --              +12.43
1/1/97--3/31/97                    17.68         16.66          --               --              - 5.77
                                                              ------           ------
                                                        Total $0.312     Total $0.320

                                                           Cumulative total return as of 3/31/97: +0.40%**

 *Figures may include short-term capital gains distributions.
**Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.


Performance
Summary--
Class D Shares

                                    Net Asset Value       Capital Gains
Period Covered                   Beginning      Ending     Distributed    Dividends Paid*       % Change**
5/29/92--12/31/92                 $10.00        $10.12          --             $0.080            + 2.02%
1993                               10.12         18.77        $0.006            0.182            +87.46
1994                               18.77         15.08         0.241            0.211            -17.24
1995                               15.08         16.05          --              0.136            + 7.35
1996                               16.05         18.11         0.071             --              +13.29
1/1/97--3/31/97                    18.11         17.09          --               --              - 5.63
                                                              ------           ------
                                                        Total $0.318     Total $0.609

                                                          Cumulative total return as of 3/31/97: +81.66%**

 *Figures may include short-term capital gains distributions.
**Figures do not include sales charges; results would be lower if sales charge was included.

PERFORMANCE DATA (concluded)


Recent
Performance
Results*
                                                                                      12 Month   3 Month
                                                  3/31/97   12/31/96     3/31/96      % Change   % Change
Class A Shares                                     $17.08     $18.09      $17.24      -0.53%(1)   -5.58%
Class B Shares                                      16.85      17.89       17.17      -1.46(1)    -5.81
Class C Shares                                      16.66      17.68       16.98      -1.48(1)    -5.77
Class D Shares                                      17.09      18.11       17.29      -0.76(1)    -5.63
Class A Shares--Total Return                                                          -0.53(1)    -5.58
Class B Shares--Total Return                                                          -1.46(1)    -5.81
Class C Shares--Total Return                                                          -1.48(1)    -5.77
Class D Shares--Total Return                                                          -0.76(1)    -5.63

  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
(1)Percent change includes reinvestment of $0.071 per share capital gains distributions.



Average Annual
Total Return


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 3/31/97                         -0.53%         -5.75%
Inception (10/21/94) through 3/31/97       +1.12          -1.09

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 3/31/97                        - 1.46%        - 5.39%
Inception (5/29/92) through 3/31/97       +12.26         +12.26

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.

                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 3/31/97                         -1.48%         -2.46%
Inception (10/21/94) through 3/31/97       +0.17          +0.17

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 3/31/97                        - 0.76%        - 5.97%
Inception (5/29/92) through 3/31/97       +13.13         +11.88

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.




SCHEDULE OF INVESTMENTS                                                                                     (in US Dollars)
                                Shares Held/                                                                         Percent of
COUNTRIES    Industries          Face Amount         Long-Term Investments                   Cost          Value     Net Assets
China        Building &            2,606,800  New World Infrastructure, Ltd.        $     7,558,272  $     7,468,666    0.6%
             Construction

             Conglomerates        28,729,104  Guangdong Investments, Ltd.                16,412,935       24,656,197    1.8

             Manufacturing         1,675,205  Guangdong Tannery Ltd.                        225,419          491,849    0.0

             Real Estate           9,895,600  China Overseas Land & Investment Co.        4,981,217        5,363,815    0.4
                                   5,346,000  China Resources Enterprise Ltd.             7,838,543       11,521,998    0.8
                             US$  11,910,000  Henderson Capital International,
                                              5% due 3/28/1997 (b)                       12,771,694        8,188,125    0.6
                                                                                    ---------------  ---------------  ------
                                                                                         25,591,454       25,073,938    1.8

                                              Total Long-Term Investments in
                                              China                                      49,788,080       57,690,650    4.2


Hong Kong    Banking                     500  Dao Heng Bank Group Ltd.                        2,502            2,284    0.0
                                   7,504,000  Guoco Group, Ltd.                          33,753,379       37,091,463    2.7
                                   4,009,106  HSBC Holdings, Ltd.                        49,574,031       93,132,746    6.8
                                                                                    ---------------  ---------------  ------
                                                                                         83,329,912      130,226,493    9.5

             Conglomerates         7,548,000  Citic Pacific Ltd.                         27,942,719       37,406,363    2.7
                                  21,971,159  First Pacific Company Ltd.                 24,857,722       27,930,040    2.0
                                  10,796,000  Hutchison Whampoa, Ltd.                    51,036,357       81,159,837    6.0
                                   3,615,000  Swire Pacific Ltd. 'A'                     21,539,530       28,459,057    2.1
                                   8,058,000  Swire Pacific Ltd. 'B'                     10,707,902       10,243,441    0.8
                                                                                    ---------------  ---------------  ------
                                                                                        136,084,230      185,198,738   13.6

             Electronic/          12,200,000  ASM Pacific Technology Ltd.                 4,026,946        8,266,116    0.6
             Semiconductors

             Insurance            25,633,000  National Mutual Asia, Ltd.                 13,051,294       26,795,806    2.0

             Leisure         US$  12,367,000  HSH Overseas Finance Ltd., 5% due
                                              1/06/2001 (b)                              13,702,646       12,614,340    0.9

             Publishing &          8,270,000  South China Morning Post Holdings Ltd.      5,040,886        7,044,202    0.5
             Broadcasting          5,213,000  Television Broadcasts Ltd.                 20,622,840       21,192,424    1.6
                                                                                    ---------------  ---------------  ------
                                                                                         25,663,726       28,236,626    2.1

             Real Estate           8,975,000  Cheung Kong Holdings Ltd.                  51,672,900       79,053,204    5.8
                                   4,165,109  New World Development Co., Ltd.            13,922,847       22,469,066    1.7
                             US$   5,150,000  New World Development Co., Ltd.,
                                              4.375% due 12/11/2000 (b)                   5,822,455        6,115,625    0.4
                                   6,402,100  Sun Hung Kai Properties, Ltd.              46,348,749       67,751,462    5.0
                                   7,280,751  Wharf Holdings Ltd.                        25,378,541       27,860,136    2.0
                                                                                    ---------------  ---------------  ------
                                                                                        143,145,492      203,249,493   14.9

             Utilities--          18,132,665  Hong Kong and China Gas Company Ltd.       24,017,834       34,049,206    2.5
             Electric & Gas

                                              Total Long-Term Investments in
                                              Hong Kong                                 443,022,080      628,636,818   46.1

SCHEDULE OF INVESTMENTS (continued)                                                                         (in US Dollars)
                                Shares Held/                                                                         Percent of
COUNTRIES    Industries          Face Amount         Long-Term Investments                   Cost          Value     Net Assets
India        Finance                     747  Housing Development Finance Corp.,
                                              Ltd.                                  $        73,237  $        57,333    0.0%

             Steel                       740  Essar Steel Ltd.                                2,110              361    0.0

                                              Total Long-Term Investments in India           75,347           57,694    0.0


Indonesia    Banking              33,757,772  P.T. Bank International Indonesia
                                              (Foreign)                                  20,826,968       25,669,972    1.9
                                   2,150,736  P.T. Bank International Indonesia
                                              (Foreign) (Warrants) (a)                      276,391          761,719    0.1
                                                                                    ---------------  ---------------  ------
                                                                                         21,103,359       26,431,691    2.0

             Conglomerates           887,500  P.T. Astra International (Foreign)          3,051,080        2,884,375    0.2

             Infrastructure       19,400,500  P.T. Citra Marga Nusaphala Persada
                                              (Foreign)                                  12,949,979       17,379,615    1.3

             Insurance            11,721,000  P.T. Lippo Life Insurance (Foreign)        12,047,256       12,697,750    0.9

             Telecommunications      240,500  P.T. Telekomunikasi Indonesia
                                              (Series B) (ADR)*                           6,793,351        7,245,063    0.5

             Tobacco               8,698,500  P.T. Hanjaya Mandala Sampoerna
                                              (Foreign)                                   4,016,929       40,774,219    3.0

                                              Total Long-Term Investments in
                                              Indonesia                                  59,961,954      107,412,713    7.9


Malaysia     Banking               3,692,000  Affin Holdings BHD                          5,854,154       10,508,115    0.8
                                   3,014,400  Arab-Malaysian Merchant Bank BHD            7,134,948       25,069,294    1.8
                                   3,014,400  Arab-Malaysian Merchant Bank BHD
                                              (Preferred)                                 1,219,270        1,216,956    0.1
                             MYR   3,014,400  Arab-Malaysian Merchant Bank BHD,
                                              5% due 4/15/2002                            1,219,269        1,216,956    0.1
                                   2,465,000  Malayan Banking BHD                         9,836,948       28,113,141    2.1
                                   7,382,333  Public Bank BHD (Foreign)                  11,225,061       14,544,120    1.1
                                                                                    ---------------  ---------------  ------
                                                                                         36,489,650       80,668,582    6.0

             Conglomerates         2,798,000  Hicom Holdings BHD                          8,018,257        7,285,870    0.5
                                   3,599,000  Malaysian Plantation BHD                    8,521,158        7,264,836    0.5
                                   3,680,000  Malaysian Resources Corporation BHD        15,200,810       13,222,447    1.0
                                   8,251,560  Renong BHD                                 11,568,275       13,991,341    1.0
                             US$   5,180,000  Renong BHD, 2.50% due 1/15/2005             6,179,222        6,008,800    0.4
                                                                                    ---------------  ---------------  ------
                                                                                         49,487,722       47,773,294    3.4

             Construction          5,200,000  I.J.M. Corp. BHD                            6,266,933       12,805,813    0.9
                                   1,702,984  United Engineers BHD                       14,880,712       14,850,405    1.1
                                                                                    ---------------  ---------------  ------
                                                                                         21,147,645       27,656,218    2.0

             Food                  1,526,700  Nestle Malaysia BHD                         6,587,194       12,080,468    0.9

             Leisure               5,116,000  Berjaya Sports ToTo BHD                    12,957,878       26,230,602    1.9

             Publishing &          1,944,000  Star Publications Malaysia BHD              6,682,690        8,005,168    0.6
             Broadcasting

             Telecommuni-          1,791,000  Telekom Malaysia BHD                       12,287,753       13,954,905    1.0
             cations         US$  12,895,000  Telekom Malaysia BHD, 4% due
                                              10/03/2004 (b)                             13,379,386       12,153,537    0.9
                                                                                    ---------------  ---------------  ------
                                                                                         25,667,139       26,108,442    1.9

             Utilities--           2,106,000  Tenaga Nasional BHD                         9,538,501       10,287,687    0.8
             Electric & Gas

                                              Total Long-Term Investments in
                                              Malaysia                                  168,558,419      238,810,461   17.5


Philippines  Banking               1,144,900  Philippine Commercial International
                                              Bank, Inc.                                 13,448,889       16,951,822    1.2

             Beverages             3,337,864  San Miguel Corporation 'B'                  5,224,182       11,595,086    0.9

             Conglomerates         1,076,183  Benpres Holdings Corp. (GDR)**              8,255,098        8,178,991    0.6

             Construction         11,451,300  DMCI Holdings Inc.                          7,179,793        8,151,552    0.6

             International        20,047,155  International Container Terminal
             Trade                            Services, Inc. (ICTSI)                      7,713,352       11,987,194    0.9

             Real Estate          12,711,990  Ayala Land, Inc. 'B'                       12,689,126       14,478,349    1.1

             Retail               57,964,170  SM Prime Holdings, Inc.                    10,530,912       16,944,727    1.2

             Utilities--           1,997,995  Manila Electric Co. (MERALCO) 'B'           8,541,192       15,929,345    1.2
             Electric & Gas

                                              Total Long-Term Investments in the
                                              Philippines                                73,582,544      104,217,066    7.7


Singapore    Airlines              1,605,000  Singapore Airlines Ltd. (Foreign)          12,704,463       12,893,352    0.9

             Automotive              672,000  Cycle & Carriage, Ltd.                      3,535,144        6,794,460    0.5

             Banking               1,822,000  Development Bank of Singapore Ltd.
                                              (Foreign)                                  21,632,157       21,197,784    1.6
                                   1,147,976  Overseas Chinese Banking Corp.
                                              (Foreign)                                   6,877,709       13,673,952    1.0
                                   1,981,704  United Overseas Bank (Foreign)             14,572,348       20,311,094    1.5
                                                                                    ---------------  ---------------  ------
                                                                                         43,082,214       55,182,830    4.1

             Beverages             1,078,600  Fraser & Neave Ltd.                        12,657,565        8,814,044    0.6

             Conglomerates               400  ACMA Ltd.                                       1,358              742    0.0

             Publishing &            754,400  Singapore Press Holdings Ltd.
             Broadcasting                     (Foreign)                                   8,746,669       13,740,111    1.0

             Real Estate           1,374,000  City Development Ltd.                      11,205,791       12,179,501    0.9
                                   3,488,000  DBS Land Ltd.                              11,085,609       11,932,632    0.9
                                                                                    ---------------  ---------------  ------
                                                                                         22,291,400       24,112,133    1.8

                                              Total Long-Term Investments in
                                              Singapore                                 103,018,813      121,537,672    8.9


South Korea  Steel                    51,770  Pohang Iron & Steel Co., Ltd.               4,665,271        3,273,221    0.3

             Telecommunications       41,795  Korea Mobile Telecommunications Corp.      17,206,771       18,765,780    1.4

             Utilities--Electric     437,580  Korean Electric & Power Corp.              15,055,387       12,740,291    0.9
             & Gas
                                              Total Long-Term Investments in
                                              South Korea                                36,927,429       34,779,292    2.6

SCHEDULE OF INVESTMENTS (concluded)                                                                         (in US Dollars)
                                Shares Held/                                                                         Percent of
COUNTRIES    Industries          Face Amount         Long-Term Investments                   Cost          Value     Net Assets
Thailand     Banking                 797,360  Bangkok Bank Public Company Ltd.      $     7,003,762  $     7,743,149    0.6%
                             US$  18,544,000  Bangkok Bank Public Company Ltd.,
                                              3.25% due 3/03/2004 (b)                    20,867,247       17,245,920    1.3
                                      74,347  Siam Commercial Bank Public Co.
                                              (Foreign)                                     772,917          435,481    0.0
                             US$   9,791,000  Siam Commercial Bank Public Co.,
                                              3.25% due 1/24/2004 (b)                    10,884,329        6,829,222    0.5
                                                                                    ---------------  ---------------  ------
                                                                                         39,528,255       32,253,772    2.4

             Financial             1,534,800  Finance One Co., Ltd. (Foreign)             6,904,837        1,404,682    0.1
             Services              1,763,333  Industrial Finance Corp. of Thailand        2,173,462        4,416,826    0.3
                                                                                    ---------------  ---------------  ------
                                                                                          9,078,299        5,821,508    0.4

             Mutual Funds         10,277,000  Ruam Pattana Fund II                        5,389,931        3,841,499    0.3

             Oil & Gas             1,014,500  PTT Exploration and Production
                                              Public Co. Ltd. (Foreign)                   9,964,256       15,090,443    1.1

                                              Total Long-Term Investments in
                                              Thailand                                   63,960,741       57,007,222    4.2


                                              Total Long-Term Investments               998,895,407    1,350,149,588   99.1


                                                  Short-Term Securities


United       Commercial      US$  10,037,000  General Motors Acceptance Corp.,
States       Paper***                         6.75% due 4/01/1997                        10,037,000       10,037,000    0.8

                                              Total Investments in Short-Term
                                              Securities                                 10,037,000       10,037,000    0.8


             Total Investments                                                       $1,008,932,407    1,360,186,588   99.9
                                                                                     ==============
             Other Assets Less Liabilities                                                                 1,773,603    0.1
                                                                                                      --------------  ------
             Net Assets                                                                               $1,361,960,191  100.0%
                                                                                                      ==============  ======

             Net Asset Value:  Class A--Based on net assets of $37,203,101 and
                                        2,177,818 shares outstanding                                  $        17.08
                                                                                                      ==============
                               Class B--Based on net assets of $1,011,823,383 and
                                        60,045,148 shares outstanding                                 $        16.85
                                                                                                      ==============
                               Class C--Based on net assets of $53,342,838 and
                                        3,202,566 shares outstanding                                  $        16.66
                                                                                                      ==============
                               Class D--Based on net assets of $259,590,869 and
                                        15,185,705 shares outstanding                                 $        17.09
                                                                                                      ==============

            *American Depositary Receipts (ADR).
           **Global Depositary Receipts (GDR).
          ***Commercial Paper is traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.
          (a)Warrants entitle the Fund to purchase a predetermined number of shares of Common Stock. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
          (b)Convertible security.




PORTFOLIO INFORMATION



Investments
As of 3/31/97


Ten Largest Equity Holdings               Percent of
Represented in the Portfolio              Net Assets

HSBC Holdings, Ltd.                          6.8%
Hutchison Whampoa, Ltd.                      6.0
Cheung Kong Holdings Ltd.                    5.8
Sun Hung Kai Properties, Ltd.                5.0
P.T. Hanjaya Mandala Sampoerna (Foreign)     3.0
Citic Pacific Ltd.                           2.7
Guoco Group, Ltd.                            2.7
Hong Kong and China Gas Company Ltd.         2.5
Swire Pacific Ltd. 'A'                       2.1
Malayan Banking BHD                          2.1

Ten Largest Industries                    Percent of
Represented in the Portfolio              Net Assets

Banking                                     26.1%
Conglomerates                               19.6
Real Estate                                 19.6
Utilities--Electric & Gas                    5.4
Telecommunications                           3.8
Publishing & Broadcasting                    3.7
Tobacco                                      3.0
Insurance                                    2.9
Leisure                                      2.8
Construction                                 2.6



EQUITY PORTFOLIO CHANGES



For the Quarter Ended March 31, 1997


Additions


 Arab-Malaysian Merchant Bank BHD
   (Preferred)
*Arab-Malaysian Merchant Bank BHD
   (Preferred)(Rights)
 China Overseas Land & Investment Co.
 Hicom Holdings BHD
 Malaysian Plantation BHD
*Mardia Chemical
 P.T. Astra International (Foreign)
 P.T. Bank International Indonesia
   (Foreign)(Warrants)



Deletions


 Advanced Information Service Public
   Company Ltd.
*Arab-Malaysian Merchant Bank BHD
   (Preferred)(Rights)
 Hong Leong Credit BHD
 Land & General BHD
 Land & House Public Co. (Foreign)
*Mardia Chemical
 Phatra Thanakit Co., Ltd.
 Resorts World BHD
 Thai Farmers Bank, Ltd. (Foreign)
 Thai Farmers Bank, Ltd. (Foreign) (Warrants)

[FN]
*Added and deleted in the same quarter.